EXHIBIT 10.1

FIRST AMENDMENT TO

REVOLVING CREDIT AGREEMENT

Dated as of June 21, 2006

Among

EOG RESOURCES, INC.
as Borrower

and

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

BANK OF AMERICA, N.A.
as Syndication Agent

and

THE BANKS NAMED THEREIN
as Banks

J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC
as Joint Lead Arrangers and Bookrunners

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "First Amendment") dated as of June 21, 2006, is among EOG RESOURCES, INC., a Delaware corporation, as the Borrower, BANK OF AMERICA, N.A., as Syndication Agent, JPMORGAN CHASE BANK, N.A., as Administrative Agent and the Banks party hereto.

R E C I T A L S

    A.     The Borrower, the Administrative Agent and the Banks are parties to that certain Credit Agreement dated as of June 28, 2005 (the "Revolving Credit Agreement"), pursuant to which the Banks have made certain loans to and extensions of credit for the account of the Borrower.

    B.     The Borrower has requested and the Banks have agreed to extend the Scheduled Maturity Date of the Credit Agreement and to amend Schedule I and certain of the fees contained therein.

    C.     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Section 1.     Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Revolving Credit Agreement. Unless otherwise indicated, all article and section references in this First Amendment refer to articles and sections of the Revolving Credit Agreement.

    Section 2.     Amendments to Revolving Credit Agreement.

    2.1     Amendments to Section 1.1 - Certain Defined Terms.

(a)     The definition of "Agreement" is hereby amended in its entirety to read as follows:

"Agreement" means this Revolving Credit Agreement, as amended by the First Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time, including, for the avoidance of doubt, each Appendix hereto.

(b)     The definition of "First Amendment" is hereby added to Section 1.1 in proper alphabetic order which definition shall read as follows:

"First Amendment" means the First Amendment to Revolving Credit Agreement dated as of June 21, 2006 among the Borrower, Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., as Administrative Agent and the Banks party thereto.

(c)     The definition of "Scheduled Maturity Date" is hereby amended in its entirety to read as follows:

        "Scheduled Maturity Date" means the later to occur of (i) June 28, 2011, and (ii) as to any Bank that has extended its Commitment pursuant to Section 2.20, the latest date to which the Commitments have been extended pursuant to Section 2.20.

    2.2     Fees.

    Section 2.3(b)(i) (Utilization Fee) is hereby amended by deleting the number "10" in the first sentence thereof and replacing it with the number "5".

    2.3     Facility Fees and Applicable Margins.

    Schedule I to the Revolving Credit Agreement is hereby deleted and replaced with Schedule I attached hereto as Schedule I-A.

    Section 3.     Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions are satisfied (or waived in accordance with Section 8.1) (the "First Amendment Effective Date"):

    3.1     The Administrative Agent shall have received from the Banks and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

    3.2     The Administrative Agent shall have received a certificate of the Borrower dated as of the First Amendment Effective Date (in sufficient copies for each Bank) signed by a Responsible Officer of the Borrower (1) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension or confirming that those previously delivered pursuant to Section 3.1 remain in full force and effect and have not been amended or rescinded, as the case may be, and (2) certifying that, (a) before and after giving effect to such extension, the representations and warranties contained in Article IV made by it are true and correct on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, (b) before and after giving effect to such extension no Event of Default exists or will exist, and (c) since (1) the most immediately preceding March 31 or (2) the filing of a Form 8-K pertaining to any such type of event which was filed after such March 31 and prior to the date 30 days preceding the First Amendment Effective Date, whichever shall later occur, there has not occurred an event, development or circumstance that has had or would reasonably be expected to have, a material adverse effect on the consolidated financial position or consolidated results of operations of the Borrower and its Subsidiaries taken as a whole.

    3.3     The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

    Section 4.     Miscellaneous.

    4.1     Confirmation. The provisions of the Revolving Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

    4.2     Ratification and Affirmation. The Borrower hereby ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

    4.3     Loan Document. This First Amendment is a "Loan Document" as defined and described in the Revolving Credit Agreement and all of the terms and provisions of the Revolving Credit Agreement relating to Loan Documents shall apply hereto.

    4.4     Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

    4.5     ENTIRE AGREEMENT. THIS FIRST AMENDMENT, THE REVOLVING CREDIT AGREEMENT, THE NOTES, THE OTHER LOAN DOCUMENTS AND ANY RELATED FEE LETTERS SIGNED BY THE BORROWER COMPRISE THE COMPLETE AND INTEGRATED AGREEMENT OF THE PARTIES ON THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON SUCH SUBJECT MATTER.

    4.6     GOVERNING LAW. THIS FIRST AMENDMENT, THE REVOLVING CREDIT AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

    IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

EOG RESOURCES, INC.

By: /s/ HELEN Y. LIM
Name: Helen Y. Lim
Title: Vice President and Treasurer

S-1

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ ROBERT TRABAND
Name: Robert Traband
Title: Vice President

S-2

BANK OF AMERICA, N.A., as
Syndication Agent

By: /s/ CLAIRE LIU
Name: Claire Liu
Title: Senior Vice President

S-3

JPMORGAN CHASE BANK, N.A., as a
Bank and L/C Issuer

By: /s/ ROBERT TRABAND
Name: Robert Traband
Title: Vice President

S-4

BANK OF AMERICA, N.A., as a Bank
and L/C Issuer

By: /s/ CLAIRE LIU
Name: Claire Liu
Title: Senior Vice President

S-5

CITIBANK, N.A., as a Bank

By: /s/ SHIRLEY BURROW
Name: Shirley Burrow
Title: Attorney-in-Fact

S-6

DEUTSCHE BANK AG NEW YORK
 BRANCH, as a Bank

By: /s/ MARCUS TARKINGTON
Name: Marcus Tarkington
Title: Director

By: /s/ RAINER MEIER
Name: Rainer Meier
Title: Vice President

S-7

SUNTRUST BANK,
 as a Bank

By: /s/ PETER PANOS
Name: Peter Panos
Title: Vice President

S-8

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Bank

By: /s/ ALLISON NEWMAN
Name: Allison Newman
Title: Vice President

S-9

HARRIS NESBITT FINANCING, INC,
 as a Bank

By: /s/ MARY LOU ALLEN
Name: Mary Lou Allen
Title: Vice President

S-10

THE BANK OF TOKYO-MITSUBISHI,
 LTD. HOUSTON AGENCY, as a Bank

By: /s/ KELTON GLASSCOCK
Name: Kelton Glasscock
Title: Vice President & Manager

S-11

BARCLAYS BANK PLC, as a Bank

By: /s/ ALISON MCGUIGAN
Name: Alison McGuigan
Title: Associate Director

S-12

ROYAL BANK OF CANADA, as a Bank

By: /s/ DON J. MCKINNERNEY
Name: Don J. McKinnerney
Title: Authorized Signatory

S-13

SOCIETE GENERALE, as Bank

By: /s/ STEPHEN W. WARREL
Name: Stephen W. Warrel
Title: Director

S-14

THE BANK OF NOVA SCOTIA, as a
 Bank

By: /s/ A.S. NORSWORTHY
Name: A.S. Norsworthy
Title: Senior Manager

S-15

UBS LOAN FINANCE LLC, as a Bank

By: /s/ RICHARD L. TAVROW
Name: Richard L. Tavrow
Title: Director

By: /s/ IRJA R. OTSA
Name: Irja R. Otsa
Title: Associate Director

S-16

WELLS FARGO BANK, NA, as a Bank

By: /s/ WILLIAM S. ROGERS
Name: William S. Rogers
Title: Vice President

S-17

LEHMAN BROTHERS BANK, FSB, as
a Bank

By: /s/ JANINE M. SHUGAN
Name: Janine M. Shugan
Title: Authorized Signatory

S-18

MORGAN STANLEY BANK, as a Bank

By: /s/ DANIEL TWENGE
Name: Daniel Twenge
Title: Vice President

S-19

WILLIAM STREET COMMITMENT CORPORATION, as a Bank

(Recourse only to William Street Commitment Corporation)

By: /s/ MARK WALTON
Name: Mark Walton
Title: Assistant Vice President

S-20

SCHEDULE I-A

FACILITY FEE AND APPLICABLE MARGIN

*RATING LEVELS	Rating Level Level I If the Borrower's senior unsecured long-term debt is rated A+ or better by S&P or A1 or better by Moody's	Rating Level Level II If the Borrower's senior unsecured long-term debt is rated A or better by S&P or A2 or better by Moody's	Rating Level Level III If the Borrower's senior unsecured long-term debt is rated A- by S&P or A3 by Moody's.	Rating Level Level IV If the Borrower's senior unsecured long-term debt is rated BBB+ by S&P or Baa1 by Moody's.	Rating Level Level V If the Borrower's senior unsecured long-term debt is rated BBB by S&P or Baa2 by Moody's.	Rating Level Level VI If the Borrower's senior unsecured long-term debt is rated BBB- by S&P or Baa3 by Moody's.
**Facility Fees (per annum):	0.045	0.05%	0.06%	0.07%	0.09%	0.011%
***Applicable Margin (as used in conjunction with: (i) L/C Fee Rate (US, Sterling and Canadian) and Canadian Stamping Fee Rate (per annum); and (ii) Eurodollar Advance & Sterling Advance (Eurodollar Rate plus))	0.105%	0.15%	0.19%	0.23%	0.31%	0.44%

*In the case of a single split rating, the relevant Rating Level is determined by the higher of S&P or Moody's rating. In the event of a multiple split rating, the relevant Rating Level shall be one level below the higher rating.

**For purposes of determining facility fees, the Rating Level for each calendar quarter shall be determined as of the first day of such quarter.

***For purposes of determining the Applicable Margin for Eurodollar Advances and Sterling Advances, the Rating Level will be determined as of the first day of the Interest Period for such Advances and as of the first day of the Sterling Interest Period for such Sterling Advances. For purposes of determining the L/C Fee Rate, the Rating Level will be the Rating Level in effect on each applicable day of the quarter or term, as the case may be, with respect to any such Letter of Credit, Canadian Letter of Credit or Sterling Letter of Credit. For purposes of determining the Canadian Stamping Fee Rate, the Rating Level will be the Rating Level in effect on the date on which the corresponding Canadian Bankers' Acceptances are accepted by the Canadian Banks.